SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 5, 2006

(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2006-OA1 Mortgage Pass-Through Certificates, Series 2006-OA1)

MASTR ADJUSTABLE RATE MORTGAGES TRUST 2006-OA1
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-130373	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $1,111,556,000 aggregate principal amount of Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class X, Class XN, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates of its MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1 on April 20, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 18, 2006, as supplemented by the Prospectus Supplement dated April 19, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2006, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as custodian (in such capacity, the “Custodian”), U.S. Bank National Association, as trustee (the “Trustee”), and Clayton Fixed Income Services Inc. f/k/a The Murrayhill Company, as credit risk manager (the “Credit Risk Manager”).  The Certificates consist of the following classes: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class X, Class XN, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class C, Class P, Class R and Class R-X. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed rate loans secured by first liens on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,117,141,591 as of March 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian, the Trustee and the Credit Risk Manager.

99.1

Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between the Depositor and the Transferor.

99.2

Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, among UBS Real Estate Securities Inc., as initial purchaser, American Home Mortgage Corp., as seller, and American Home Mortgage Servicing, Inc., as servicer.

99.3

Assignment, Assumption and Recognition Agreement, dated as of April 20, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee, American Home Mortgage Corp., as company, and American Home Mortgage Servicing, Inc., as servicer.

99.4

Interest Rate Cap Contract, dated as of April 20, 2006, between Bear Stearns Financial Products, Inc., as cap provider, and Wells Fargo Bank, N.A., not individually, but solely as trustee of the supplemental interest trust with respect to the MASTR Adjustable Rate Mortgages Trust 2006-OA1 and the related ISDA Master Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Sameer Tikoo

Name:

Sameer Tikoo

Title:

Associate Director

By: /s/     Peter Slagowitz

Name:

Peter Slagowitz

Title:

Managing Director

Dated:  May 5, 2006

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian, the Trustee and the Credit Risk Manager.

99.1

Mortgage Loan Purchase Agreement, dated as of March 1, 2006, between the Depositor and the Transferor.

99.2

Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, among UBS Real Estate Securities Inc., as initial purchaser, American Home Mortgage Corp., as seller, and American Home Mortgage Servicing, Inc., as servicer.

99.3

Assignment, Assumption and Recognition Agreement, dated as of April 20, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee, American Home Mortgage Corp., as company, and American Home Mortgage Servicing, Inc., as servicer.

99.4

Interest Rate Cap Contract, dated as of April 20, 2006, between Bear Stearns Financial Products, Inc., as cap provider, and Wells Fargo Bank, N.A., not individually, but solely as trustee of the supplemental interest trust with respect to the MASTR Adjustable Rate Mortgages Trust 2006-OA1 and the related ISDA Master Agreement.